Exhibit 10.3

TERMINATION OF ROYALTY AGREEMENT

This TERMINATION OF ROYALTY AGREEMENT, dated as of July 27, 2015 (this “Termination”), is made by and between ROS Acquisition Offshore LP, a Cayman Islands Exempted Limited Partnership (“ROS”), and Bacterin International, Inc., a Nevada corporation (“Bacterin”). Unless otherwise defined herein or the context otherwise requires, terms used in this Termination have the meanings provided in the Royalty Agreement (as defined below).

WHEREAS, Bacterin and ROS are party to that certain Royalty Agreement, dated as of August 24, 2012, as amended as of August 12, 2013 (and as further amended, supplemented or otherwise modified from time to time, the “Royalty Agreement”) pursuant to which Bacterin is obligated to make certain Royalty Payments to ROS;

WHEREAS, Bacterin, ROS and the other parties thereto are party to that certain Amended And Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) to provide financing for the benefit of Bacterin; and

WHEREAS, Bacterin and ROS desire to terminate the Royalty Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Termination. Effective as of the Restatement Date (as defined in the Credit Agreement), the Royalty Agreement and all obligations, liabilities and responsibilities of either party thereunder shall be terminated and deemed discharged (except for any obligations that survive such termination in accordance with the terms of the Royalty Agreement). Notwithstanding anything to the contrary in the preceding sentence, if the Restatement Date does not occur on or before July 31, 2015, this Termination shall be deemed null and void and the Royalty Agreement and all obligations, liabilities and responsibilities thereunder shall remain in full force and effect.

Section 2. Governing Law. THIS TERMINATION AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS TERMINATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 3. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS TERMINATION, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ROS OR ANY GUARANTOR IN CONNECTION HEREWITH, SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE OPTION OF ROS, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BACTERIN IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 11.2 OF THE CREDIT AGREEMENT. BACTERIN HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT BACTERIN HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, BACTERIN HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS TERMINATION.

Section 4. Counterparts. This Termination may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Termination by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Termination.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Termination of Royalty Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

BACTERIN INTERNATIONAL, INC.

By:	/s/ John P. Gandolfo
Name: John P. Gandolfo
Title: Chief Financial Officer

ROS ACQUISITION OFFSHORE LP,
as the Administrative Agent

By ROS Acquisition Offshore GP Ltd.,
its General Partner
By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Member

[Signature Page to Termination of Royalty Agreement]